EXHIBIT 10.50


FORM OF GUARANTY USED FOR EACH OF THE SECURED PROMISSORY NOTES FILED AS EXHIBITS 10.46, 10.47 AND 10.48

                                  GUARANTY
                             Single Transaction

TO:  THE CIT GROUP/EQUIPMENT FINANCING, INC., Secured Party

This guaranty is being given in connection with Security Agreement and Promissory Note dated November 30, 1998, between

GULFSTREAM AEROSPACE CORPORATION, a Georgia corporation, debtor, and, THE CIT GROUP/EQUIPMENT FINANCING, INC., secured party.

Each of us severally requests you to enter into the foregoing Security Agreement and to induce you to do so and in consideration thereof, each of us, as a primary obligor, jointly, severally and unconditionally guarantees to you that debtor will fully and promptly pay and perform all its obligations to you under the Security Agreement, whether direct or indirect, joint or several, absolute or contingent, secured or unsecured, matured or unmatured, irrespective of any invalidity of unenforceability of any such obligation or the insufficiency, invalidity or unenforceability of any security therefor, and agrees without your first having to proceed against debtor or to liquidate any security therefor, to pay on demand all sums due and to become due to you from debtor and all losses, costs, attorneys' fees or expenses which may be suffered by you by reason of debtor's default or default of any of the undersigned and agrees to be bound by and on demand to pay any deficiency established by a sale of the security held, with or without notice to us. This guaranty is an unconditional guarantee of payment and performance. No guarantor shall be released or discharged, either in whole or in part, by your failure or delay to perfect or continue the perfection of any security interest in any property which secures the obligations of debtor to you under the foregoing Security Agreement, or to protect the property covered by such security interest.

No termination shall be effective except by notice sent to you by certified mail return receipt requested naming a termination date effective not less than 90 days after the receipt of such notice by you; or effective as to any of us who has not given such notice; or affect any transaction effected prior to the effective date of termination.

Each of us waives: notice of acceptance hereof; presentment, demand, protect and notice of nonpayment or protest as to the foregoing Security Agreement; any and all rights of subrogation, reimbursement, indemnity, exoneration, contribution or any other claim which any of us may now or hereafter have against the debtor or any other person directly or contingently liable for the obligations guaranteed hereunder, or against or with respect to the debtor's property (including, without limitation, property collateralizing its obligations to you), arising from the existence or performance of this guaranty; all setoffs and counterclaims; any and all defenses based on suretyship or any other applicable law, including without limitation all rights and defenses arising out of (i) an election of remedies by you even though that election of remedies may have destroyed rights of subrogation and reimbursement against the debtor by operation of law or otherwise, (ii) protections afforded to the debtor pursuant to antideficiency or similar laws limiting or discharging the debtor's obligations to you, (iii) the invalidity or unenforceability of this guaranty, (iv) the failure to notify any of us of the disposition of any property securing the obligations of the debtor, (v) the commercial reasonableness of such disposition or the impairment, however caused, of the value of such property, and (vi) any duty on your part (should such duty exist) to disclose to any of us any matter, fact or thing related to the business operations or condition (financial or otherwise) of debtor or its affiliates or property, whether now or hereafter known by you.

You may at any time without our consent, without notice to us and without affecting or impairing the obligation of any of us hereunder, do any of the following:

(a) renew, extend, modify (including changes in interest rates), release or discharge any obligations of debtor or co-guarantors;

(b)   accept partial  payments of debtor's  obligations  under the Security
      Agreement;

(c)   accept  new  or  additional  documents,   instruments  or  agreements
      relating to or in substitution of debtor's obligations under said Security Agreement;

(d) settle, release (by operation of law or otherwise), compound, compromise, collect or liquidate any of debtor's obligations under the Security Agreement and the security therefor in any manner;

(e) consent to the transfer or return of the security, and take and hold additional security or guaranties for debtor's obligations under the Security Agreement;

(f)   amend, exchange, release or waive any security or guaranty; or

(g) bid and purchase at any sale of the security and apply any proceeds or security, and direct the order and manner of sale.

If a claim is made upon you at any time for repayment or recovery of any amount(s) or other value received by you, from any source, in payment of or on account of any of the obligations of debtor guaranteed hereunder and you repay or otherwise become liable for all or any part of such claim by reason of:

(a) any judgment, decree or order of any court or administrative body having competent jurisdiction; or

(b)   any settlement or compromise of any such claim,

we shall remain jointly and severally liable to you hereunder for the amount so repaid or for which you are otherwise liable to the same extent as if such amount(s) had never been received by you, notwithstanding any termination hereof or the cancellation of any note or other agreement evidencing any of the obligations of debtor. This guaranty shall bind our respective heirs, administrators, representatives, successors, and assigns, and shall inure to your successors and assigns, including, but not limited to, any party to whom you may assign the Security Agreement, we hereby waiving notice of any such assignment. All of your rights are cumulative and not alternative.

This Guaranty is to be interpreted and the rights of the parties governed by the laws of the State of New York.

By execution of this guaranty each guarantor hereunder agrees to waive all rights to trial by jury in any action, proceeding, or counterclaim on any matter whatsoever arising out of, in connection with, or related to this guaranty.

Executed November 30, 1998.
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CORPORATE GUARANTORS

GULFSTREAM AEROSPACE CORPORATION, a Delaware Corporation
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Name of Corporation


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City                                      State       Zip code

/s/ Chris A. Davis                              Title   EVP & CFO
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Have signed by President, Vice President or Treasurer.


CORPORATE SEAL

/s/ Ira Berman
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Attest                                                Secretary


GULFSTREAM DELAWARE CORPORATION, a Delaware corporation
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Name of Corporation


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City                                      State       Zip Code

By    /s/ Chris A. Davis                        Title   EVP & CFO
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    Have signed by President, Vice President or Treasurer


CORPORATE SEAL

/s/ Ira Berman
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Attest                                                Secretary